UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2005 (July 28, 2005)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30270 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

     On July 28, 2005, Chemtura Corporation announced its financial results for the second quarter of 2005. A copy of a press release announcing the financial results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

               *      *      *

(c)     Exhibits.
Exhibit Number 99.1	Exhibit Description Press Release Dated July 28, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

Date: July 29, 2005

Exhibit Index
Exhibit Number 99.1	Exhibit Description Press Release Dated July 28, 2005